PROPERTY, PLANT AND EQUIPMENT	12 Months Ended
Dec. 31, 2020
Property, plant and equipment [abstract]
PROPERTY, PLANT AND EQUIPMENT	PROPERTY, PLANT AND EQUIPMENT

US$ MILLIONS	Gross carrying amount	Accumulated depreciation	Accumulated fair value adjustments	Total
Balance at January 1, 2019	$3,141	$(437)	$973	$3,677
Change in accounting policies(1)	3	—	—	3
Additions, net of disposals	413	7	—	420
Depreciation expense	—	(113)	—	(113)
Fair value adjustments	—	—	347	347
Net foreign currency exchange differences	139	(24)	48	163
Balance at December 31, 2019	$3,696	$(567)	$1,368	$4,497
Additions, net of disposals	358	6	—	364
Non-cash additions	6	(3)	—	3
Depreciation expense	—	(131)	—	(131)
Fair value adjustments	—	—	215	215
Net foreign currency exchange differences	137	(24)	50	163
Balance at December 31, 2020	$4,197	$(719)	$1,633	$5,111

(1)Relates to the adoption of IFRS 16 effective January 1, 2019.
Property, plant and equipment of our company is predominantly comprised of last mile utility connections at our U.K. regulated distribution operation which provides essential services and generate regulated cash flows. Tariffs are set on the basis of a regulated asset base, provides inflation protection, and are typically adjusted annually. Our U.K. operation has a diverse customer base throughout England, Scotland, and Wales, which underpins its cash flows.
Our company’s property, plant, and equipment is measured at fair value on a recurring basis with an effective date of revaluation for all asset classes of December 31, 2020 and 2019. Our company determined fair value under the income method. Assets under development were revalued where fair value could be reliably measured.
The following table summarizes the valuation techniques and significant inputs for our company’s property, plant and equipment assets.

Dec. 31, 2020				Dec. 31, 2019
Valuation Technique	Discount Rate	Terminal Value Multiple	Investment Horizon	Valuation Technique	Discount Rate	Terminal Value Multiple	Investment Horizon
Discounted cash flow model	7%	23x	10 yrs	Discounted cash flow model	7%	21x	10 yrs
An increase in the discount rate would lead to a decrease in the fair value of property, plant and equipment. Conversely, an increase to the terminal value multiple would increase the fair value of property, plant and equipment. Our company has classified all property, plant and equipment under level 3 of the fair value hierarchy.
At December 31, 2020, our company carried out an assessment of the fair value of its property, plant and equipment, resulting in a gain from revaluation of $215 million (2019: $347 million) which was recognized in revaluation surplus in the Consolidated Statements of Comprehensive Income. Our valuation of property, plant and equipment is underpinned by regulated cash flow. Our local revenues have been predominantly unimpacted to date by the recent changes in the macroeconomic environment as we earn a regulated return on an asset base for making the infrastructure available to users with minimal volume and price risk. Key drivers behind the revaluation gain recorded include growth in underlying cash flows at our U.K. regulated distribution business associated with new connections and smart meter adoptions made during the year.
Had the assets been carried under the cost model, the carrying amount of property, plant and equipment would have been $3,688 million as at December 31, 2020 (2019: $3,287 million).